                                Exhibit 10-88

                              EMPLOYMENT AGREEMENT

                         CARL KARCHER ENTERPRISES, INC.


     AGREEMENT, dated as of April 27, 1993 by and between CARL KARCHER ENTERPRISES, INC. (the "Company") Karen B. Eadon (the "Executive") presently residing at 28311 Gitano, Mission Viejo, CA 92692.

                                  WITNESSETH;

     WHEREAS, the Company desires to employ the Executive and the Executive desires to be employed to provide his services to the Company, all on the terms and subject to the conditions, as hereinafter set forth:

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and obligations hereinafter set forth, the parties agree as follows:

     1. Employment. The Company agrees to employ the Executive during the Employment Term (as defined in Section 3) and the Executive hereby accepts such employment and agrees to serve the Company subject to the general supervision, advice and direction of the President and CEO and upon the terms and conditions set forth in this Agreement.

     2. Duties. During the Employment Term, the Executive shall perform such services and duties as the President and CEO may from time to time designate.

The Executive shall devote the Executive's full time and best efforts to the business affairs of the Company; however, with the approval of the Board of Directors, the Executive may devote reasonable time and attention to:

          (i) serving as a director or member of a committee of any non-for-profit organization or engaging in other charitable or community activities;

          (ii) Upon approval of the Board of Directors, serving as a director of a corporation or as a member of a committee of an organization;

          (iii)  managing her personal investments;

Provided, that the Executive agrees to be bound by the conflict of interests policy of the Company and may not accept employment or any engagement with any other individual or other entity, or engage in any other venture which is in conflict with the business of the Company.

   3. Employment Term. The Executive shall be employed under this Agreement for a term of three (3) years from date of execution of this Agreement, (the "Executive Term") commencing on the date hereof and terminating on the close of business on January 15, 1996, unless sooner terminated as provided in Sections 6, 7, 8, 9, 10 or 11 or unless extended as provided in Section 20.

   4.  Compensation.

   4.a. Base Compensation. During the Employment Term, the Company will pay the Executive an annual base salary as compensation for his services hereunder of (the "Base Salary"), payable in equal installments not less often than once in each calendar month. The Base Salary shall be reviewed from time to time and may be increased in the Company's discretion.

   4.b. Bonus. The Board of Directors of the Company shall develop an incentive compensation plan that will provide for the establishment of a cash bonus pool from which cash bonuses shall be paid to the Executive and other executes and management of the Company provided certain performance targets are met. The Executive shall be entitled to participate in the management incentive compensation plan and, assuming the prescribed performance targets are achieved, to receive an annual cash bonus from the bonus pool in an amount as determined under the terms of the bonus plan.

   4.c. Stock Option. The Board of Directors of the Company shall develop a stock option plan that will provide for the establishment of a pool of the Company's stock from which stock option awards may from time to time be awarded. The Executive shall be entitled to participate in the stock option plan and receive awards as determined under the terms of the plan.

   4.d. Vacation. During each calendar year of the Employment Term, the Executive shall be entitled to take paid vacation time for such length of time as determined by the Board of Directors.

   4.e. Benefits. During the Employment Term, the Executive shall be entitled to participate in all pension, profit sharing and other retirement plans, all incentive compensation plans and all group health, hospitalization and disability insurance plans and other employee welfare benefits plans in which other executives of the Company participate.

   4.f. Medical Examination. Executive agrees to submit, at any time requested by the Company, to a medical physical examination by a physician selected by the Company. The cost of said examination shall be borne by the Company.

   5. Reimbursement of Expenses Incurred in Performance of Employment. In addition to the compensation provided for under Section 4 hereof, upon submission of proper vouchers, the Company shall pay or reimburse the Executive for all normal and reasonable expenses, including travel expenses, incurred by the Executive prior to the termination of the Employment Term in connection with the Executive's responsibilities to the Company.

   6. Termination for Cause. The Company may dismiss Executive for good and valid cause and shall then and thereafter be relieved of its obligations hereunder. In such event, Executive shall not receive any Severance Pay or pro-rata portion of any bonus compensation otherwise payable pursuant to paragraph 3 hereof. As used herein, "good and valid cause" shall mean a willful breach of duty by Executive in the course of his employment, the habitual neglect of his duties, or the commission by Executive of any act of a fraudulent or criminal nature in connection with his duties pursuant to this Agreement.

   7. Termination Without Cause by the Company. If Executive is terminated for reasons other than cause as defined in Section 6 hereof, the Company will pay Executive, not later than 30 days after such termination, in a lump sum, the balance due under this Agreement or for one (1) year, whichever is longer, together with all accrued but unpaid compensation pursuant to Section 4 hereof, through the date of the Executive's termination.

   Executive shall receive outplacement assistance as arranged by the Company through an outplacement firm at the choice and expense of the Company.

   The date of termination of employment by the Company under paragraphs 6 and 7 shall be the date specified in a written notice of termination by the Board of Directors to Executive. If no date is specified, termination date will be the date Executive is given notice by the Board.

   8. Resignation. In the event, at anytime during the term of this agreement, Executive resigns for reasons other than those specified in section 9 and 10 herein, Company shall then and thereafter be relieved from its obligations hereunder.

   9. In the event, at any time during the term of this Agreement, the Company is acquired by or merged with another corporation or entity (or subsidiary thereof), such that the direction or control of the Company is acquired, or all or substantially all of the assets of the Company are acquired in a transaction or series of transactions, by an individual or entity that had no such direction or control prior to such acquisition or merger, then Executive shall have the election, but not the obligation, to terminate this Agreement by giving to Employer sixty (60) days written notice; provided, however, such notice must be given by Executive to Employer, if at all, within six (6) months of the occurrence of such an event. If the Executive elects to terminate this Agreement pursuant to the provisions of this paragraph 9, Executive shall be entitled to receive all amounts provided for by paragraph 4.a., above, for a period of one (1) year from the date of termination; or, for the balance of term of this Agreement, whichever is longer.

   10. In the event, at any time during the term of this Agreement, the Company is acquired by or merged with another corporation or entity (or a subsidiary thereof) such that the direction or control of the Company is acquired, or all or substantially all of the assets of the Company are acquired in a transaction or series of transactions, by an individual or entity that had no such direction or control prior to such acquisition or merger and thereafter the Executive is terminated for other than cause, then the Executive shall be entitled to receive all amounts provided for by paragraph 4.a., above, for a period of one (1) year from the date of termination; or, for the balance of the term of this Agreement, whichever is longer.

   11.a. Disability of the Executive. If Executive for any reason whatsoever becomes permanently disabled so that the Executive is unable to perform the duties described in paragraph 2 herein, the Company agrees to pay Executive fifty percent (50%) of executive's annual salary payable in the same manner as provided for the payment of salary herein for the remainder of the Employment Term provided for herein or for two (2) years whichever is longer.

  "Permanent disability" shall mean the Executive is unable to perform the duties contemplated by this agreement by reason of a physical or mental disability or infirmity which has continued for more than 90 consecutive calendar days. Executive agrees to submit such medical evidence regarding such disability or infirmity as may be requested by the Company.

   11.b. Death of Executive. Upon the death of the executive for any reason whatsoever, the Company shall then and thereafter be released from its obligations hereunder.

   12.   Protected Information/ Prohibited Solicitation.

   12.a. The Executive hereby recognizes and acknowledges that during the course of this employment by the Company, the Company has disclosed and will furnish, disclose or make available to the Executive confidential or proprietary information related to the Company's business, including, without limitation, customer lists, ideas, processes, inventions and devices, that such confidential or proprietary information has been developed and will be developed through the expenditure by the company of substantial time and money and that all such confidential information shall constitute trade secrets, and further agrees to use such confidential proprietary information only for the purpose of carrying out his duties with the Company and not otherwise to disclose such information. No information otherwise in the public domain shall be considered confidential.

   12.b. The Executive hereby agrees, in consideration of his employment hereunder and in view of the confidential position to be held by the Executive hereunder, that during the Employment Term and for the period ending on the date which is one (1) year after the later of (A) the termination of the Employment Term and (B) the date on which the Company is no longer required to provide the payments and benefits described in Section 4, the Executive shall not, without the written consent of the Company, knowingly solicit, entice or persuade any other employees of the Company or any affiliate of the Company to leave the services of the Company or such affiliate for any reason.

   12.c. So long as the Executive is employed by the Company and so long as the restrictions of this Section 9 apply, prior to accepting any engagement to act as an employee, officer, director, trustee, principal, agent or representative of any type of business or service (other than as an employee of the Company), the Executive shall (A) disclose such engagement in writing to the Company, and (B) disclose to the other entity to which he has agreed to act as an employee, officer director, trustee, agent or representative, or to other principals together with whom he proposed to act as a principal in such business or service, the existence of the covenants set forth in this Section 8 and the provisions of Section 9 hereof.

   12.d. The restrictions of this Section 9 shall survive the termination of this Agreement and shall be in addition to any restrictions imposed upon the Executive by statute or at common law.

   13. Injunctive Relief. The Executive hereby expressly acknowledges that any breach or threatened breach by the Executive of any of the terms set forth in Section 8 and 9 of this Agreement may result in significant and continuing injury to the Company, the monetary value of which would be impossible to establish. Therefore, the Executive agrees that the Company shall be entitled to apply for injunctive relief in a court of appropriate jurisdiction. The provisions of this Section 9 shall survive the Employment Term.

   14. Parties Benefitted; Assignments. This Agreement shall be binding upon the Executive, the heirs and personal representative or representatives of the Executive and upon the Company and its successors and assigns. Neither this Agreement nor any rights or obligations hereunder may be assigned by the Executive.

   The Company will not consolidate with, merge into, or sell all or substantially all of its assets to another corporation, partnership, or other entity unless such corporation, partnership, or entity shall assume this agreement, and upon such assumption Executive and remaining corporation, partnership or other entity, shall become obligated to perform all of the terms and conditions set forth herein.

   15. Notices. Any notice required or permitted by this Agreement shall be in writing, sent by personal delivery or by registered or certified mail, return receipt requested, addressed to the CEO and the Company at its then principal office, or to the Executive at the address set forth in the preamble, as the case may be, or to such other address or addresses as any party hereto may from time to time specify in writing for the purpose of a notice given to the other parties in compliance with this Section 12. Notice shall be deemed given received.

   16. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California without regard to conflict of law principles.

   17. Indemnification and Insurance; Legal Expenses. The Company will indemnify the Executive to the fullest extent permitted by the laws of the State of California, as in effect at the time of the subject act or omission, and the Executive shall be entitled to the protection of any insurance policies the Company may elect to maintain generally for the benefit of its directors and officers insuring against all costs, charges and expenses whatsoever incurred or sustained by the Executive in connection with any action, suit or proceedings to which the Executive may be made a part by reason of being or having been an officer or employee of the Company or any of its subsidiaries or serving or having served any other enterprises at the request of the Company (other than any dispute, claim or controversy described in Section 9 of this Agreement except, that the Executive shall be entitled to reimbursement of reasonable attorneys' fees and expenses if the Executive is the prevailing party).

   18. Arbitration. The parties agree that any controversy or claim arising out of, or in any way related to, this Agreement or to a breach or alleged breach of this Agreement shall be settled by arbitration in accordance with the Rules of the American Arbitration Association (the "Association"). The parties further agree that judgment upon any award rendered by the arbitrator may be entered in any court of competent jurisdiction.

   Should either party hereto institute any action or proceeding to enforce any provision hereof, or for damages by reason of any alleged breach of any provision of this Agreement, or for a declaration of such party's rights or obligations hereunder, or for any other judicial remedy, the prevailing party shall be incurred thereby, including, without limitation, reasonable attorneys' fees and expenses, pre-arbitration, arbitration and appellate costs, incurred in ascertaining or enforcing such party's rights under this Agreement, and any additional relief to which such party may be entitled.

   The decision of the arbitrator within the scope of the submission shall be final and binding on all parties, and, accordingly, the parties agree that any right to judicial action on any matter subject to arbitration hereunder is hereby waived (unless otherwise provided by applicable law), except the right to judicial action to compel arbitration or to enforce the arbitration award, or except in the event arbitration is unavailable to the parties for any reason.

   19. The terms of this contract shall renew annually on the anniversary date hereof unless notice otherwise is provided prior to the anniversary date of this agreement. It is the intent of this agreement that it will always be in effect for three (3) years.

   20. Source of Payments. All payments provided under this agreement, shall be paid in cash from the general funds of the Company and no special or separate fund shall be established and not other segregation of assets made to assure payment. To the extent that any person acquires a right to receive payments from the Company hereunder, such right shall be no greater than the right of an unsecured creditor of the Company.

   21. Miscellaneous. This Agreement contains the entire agreement of the parties relating to the subject matter hereof. This Agreement supersedes any prior written or oral agreements or understandings between the parties relating to the subject matter hereto. No modification or amendment of this Agreement shall be valid unless in writing and signed by or on behalf of the parties hereto. A waiver of the breach of any term or condition of this Agreement shall not be deemed to constitute a waiver of any subsequent breach of the same or any other term or condition. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall for any reason and to any extent, be held invalid or unenforceable, such invalidity and unenforcibility shall not affect the remaining provisions hereof and the application of such provisions to other persons or circumstances, all of which shall be enforced to the greatest extent permitted by law. The compensation provided to the Executive pursuant to this Agreement shall be subject to any withholdings and deductions required by any applicable tax laws. Any amounts payable to the Executive hereunder after the death of the Executive shall be paid to the Executive's estate or legal representative.

   The headings in this Agreement are inserted for convenience of reference only and shall not be part of or control or affect the meaning of any provision hereof.

   IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the day and year first above written.

                                        CARL KARCHER ENTERPRISES, INC.


                                        By: /s/ DONALD E. DOYLE
                                        ----------------------------------------
                                              President and CEO


                                            /s/ KAREN B. EADON
                                        ----------------------------------------
                                              Employee